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                                                                    EXHIBIT 10.1


                           FIRST AMENDMENT TO SECOND
                    AMENDED AND RESTATED FINANCING AGREEMENT


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AGREEMENT (the "Amendment") dated as of February 20, 1998, is by and among ENCORE WIRE CORPORATION, a Delaware corporation ("Borrower"), NATIONSBANK OF TEXAS, N.A., a national banking association, and BANK OF AMERICA, TEXAS, N.A., a national banking association, in their individual capacities as "Lenders" (as such term is defined herein), and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Lenders are parties to the Second Amended and Restated Financing Agreement, dated as of June 9, 197, (the "Original Financing Agreement") relating to a $55,000,000 revolving credit facility ("Facility"), pursuant to which, inter alia, the Lenders agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Original Financing Agreement;

     WHEREAS, Borrower desires that the Lenders reduce the available credit under said facility to an aggregate of $40,000,000 and make certain other modifications to the Original Financing Agreement; and

     WHEREAS, the parties hereto desire to amend the Original Financing Agreement in accordance with the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent an the Lenders hereby agree as follows:

     1.   Terms.    All capitalized terms defined in the Original Financing
Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Original Financing Agreement as amended by this Amendment.

     2. Amendment of Section 1.83. Section 1.83. of the Original Financing Agreement is amended by deleting Section 1.83 in its entirety and replacing it with the following:

     3.   Reduction of Commitment.   Pursuant to Section 2.9 of the Original
Financing Agreement, the aggregate Commitment of all Lenders is reduced from $55,000,000 to $40,000,000;
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the amount of NationsBank's Commitment is reduced from $35,000,000 to
$25,500,000; and the amount of Bank of America's Commitment is reduced from $20,000,000 to $14,500,000.

     4.   Amendment to Section 7.21 of the Original Financing Agreement.
Section 7.21 of the Original Financing Agreement is amended by deleting Subsection(a) 3 thereof in its entirety and replacing it with the following:

               3. Capital Expenditures. Capital Expenditures shall not exceed in any fiscal year the sum of (i) $5,000,000.00, (ii) expenditures made pursuant to the line item designated "Other Equipment" in the Budget, but only up to an aggregate amount of $4,000,000.00, and (iii) the expenditures provided in the Budget for construction of the Rod Mill and Distribution Center for such fiscal year. Provided. however, the $5,000,000.00 limitation set forth in (i) above shall be $18,000,000.00 solely for Borrower's fiscal year ending in 1998. The amounts in excess of $5,000,000.00 for such fiscal year may be used only for (x) developing in-house capacity for the production of PVC jacketing and insulating materials, (y) increasing production capacity for existing residential and commercial plants of Borrower, and (z) increasing the smelting capacity of the Rod Mill. After the fiscal year ending in 1998, the Capital Expenditure limitation shall thereafter be $,000,000.0. Capital Expenditures for the Rod Mill and Distribution Center (A) may not exceed $23,500,000.00 in the aggregate for the entire project and (B) may not exceed $1,000,000.00 above the amount provided in the Budget for any single line item which is included in the construction costs for the Rod Mill and Distribution Center.

     5. Costs. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent and the Lenders.

     6.   Miscellaneous.

     6.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this Amendment.

     6.2 Effect of this Amendment. The Original Financing Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Original Financing Agreement, shall be deemed to refer to the Original Financing Agreement as amended by this Amendment.


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         6.3      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         6.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

         6.5 NO ORAL AGREEMENTS. THE Original Financing Agreement, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:

ENCORE WIRE CORPORATION

By: /s/ SCOTT WEAVER
    -------------------------
Name: Scott Weaver
      -----------------------
Title: Vice President-Finance
       ----------------------


NATIONSBANK OF TEXAS, N.A.
Individually and as Agent

By: /s/ TODD M. BURNS
    -------------------------
Name: Todd M. Burns
      -----------------------
Title: Vice President
       ----------------------

BANK OF AMERICA, TEXAS, N.A.

By: /s/ DONALD P. HELLMAN
    -------------------------
Name: Donald P. Hellman
      -----------------------
Title: Vice President
       ----------------------




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